UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2007 (September 19, 2007)

CHILCO RIVER HOLDINGS, INC.
(Exact name of Registrant as specified in charter)

Nevada (State or othis jurisdiction of incorporation)	000-50911 (Commission File Number)	98-0419129 (IRS Employer Identification Number)

355 Lemon Ave., Suite C,
Walnut, CA 91789
(Address of principal executive offices)

Registrant’s telephone number, including area code: (909) 869-7933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors

Effective September 19, 2007, Ms. Wai Yung Lau resigned as a member of the Board of Directors of Chilco River Holdings, Inc. (“Company”). There were no disagreements between or among Ms. Lau and the Company or any officer or director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILCO RIVER HOLDINGS, INC.

Date: September 24, 2007	By:	/s/ Tom Liu
Tom Liu
Chief Executive Officer